UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2012 (May 23, 2012)

DELCATH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 35th Floor, New York, New York, 10019
(Address of principal executive offices, including zip code)

(212) 489-2100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders

On May 23, 2012, the stockholders of Delcath Systems, Inc. (the “Company”) approved an amendment to Delcath’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 80,000,000 shares to 180,000,000 shares in order to increase the number of authorized shares of common stock, par value $0.01 per share, from 70,000,000 shares to 170,000,000 shares.

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders was held on May 23, 2012. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1.	The nominees for election as Class III Directors, each for a three year term, were elected based upon the following vote:

Nominees	Votes For	Withheld Authority	Broker Non-Votes
Laura A. Philips	10,027,356	6,421,243	25,866,547
Roger G. Stoll	11,598,127	4,850,472	25,866,547
Gabriel Leung	10,057,511	6,391,088	25,866,547

2.	The proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”), was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,513,652	7,719,215	215,732	25,866,547

3.
The proposal to adopt an amendment to Delcath’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 80,000,000 shares to 180,000,000 shares in order to increase the number of authorized shares of common stock, par value $0.01 per share, from 70,000,000 shares to 170,000,000 shares, was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,666,228	16,016,326	485,556	147,036

4.
The proposal to adopt an amendment to Delcath’s 2009 Stock Incentive Plan to increase the total number of shares of Delcath common stock reserved for issuance under the plan by 2,300,000 shares, from 4,200,000 to 6,500,000 shares of Delcath common stock, was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,223,691	7,150,521	74,387	25,866,547

5.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,976,478	6,131,232	207,436	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: May 29, 2012	By:	/s/ Peter J. Graham
		Name:	Peter J. Graham
		Title:	Executive Vice President,
General Counsel